SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 31, 2005

Commission file number 001-12215

Quest Diagnostics Incorporated

1290 Wall Street West

Lyndhurst, NJ 07071

(201) 393-5000

Delaware

(State of Incorporation)

16-1387862

(I.R.S. Employer Identification Number)

Item 1.01. Entry into a Material Definitive Agreement

On October 25, 2005, Quest Diagnostics Incorporated (the “Company”) and certain of the Company’s subsidiaries (the “Guarantors”) entered into a purchase agreement (“the Purchase Agreement”) with Banc of America Securities LLC, Merrill Lynch, Pierce Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (the “Initial Purchasers”), to sell $400,000,000 aggregate principal amount of the Company’s 5.125% Senior Notes due 2010 (the “Notes due 2010”) and $500,000,000 aggregate principal amount of the Company’s 5.45% Senior Notes due 2015 (the “Notes due 2015” and together with the Notes due 2010, the “Notes”) and the guarantees of the Notes (the “Guarantees”) in a private placement in reliance on Section 4(2) of the Securities Act of 1933 as amended (the “Private Placement”). The Notes are expected to be resold by the Initial Purchasers pursuant to Rule 144A under the Securities Act. The Company completed the sale of the Notes to the Initial Purchasers on October 31, 2005 with net proceeds to the Company of $892,000,000. The Purchase Agreement contains customary terms and conditions.

The Company will pay interest on the Notes on May 1 and November 1 of each year, beginning on May 1, 2006. The 2010 Notes will mature on November 1, 2010. The 2015 Notes will mature on November 1, 2015. The Notes are senior unsecured obligations of the Company and will rank equally with the Company’s other and future senior unsecured obligations. Each Guarantee will be a senior unsecured obligation of the Guarantor issuing such Guarantee and will rank equally with other existing and future senior unsecured obligations of such Guarantor. The Company may redeem some or all of the Notes of each series, at any time, at applicable redemption prices. The Notes will not be entitled to the benefit of any sinking fund.

The Notes were issued pursuant to an indenture dated as of June 27, 2001 among the guarantors (as defined therein) and The Bank of New York, as trustee (the “Trustee”), as supplemented by a first supplemental indenture, dated as of June 27, 2001, among the Company, the Initial Subsidiary Guarantors (as defined therein) party thereto as guarantors, and the Trustee, as further supplemented by a second supplemental indenture, dated as of November 26, 2001, among the Company, the Subsidiary Guarantors (as defined therein) party thereto and the Trustee, as further supplemented by a third supplemental indenture, dated as of April 4, 2002, among the Company, the additional Subsidiary Guarantors (as defined therein) party thereto and the Trustee, as further supplemented by a fourth supplemental indenture, dated as of March 19, 2003, among the Company, the additional Subsidiary Guarantors (as defined therein) party thereto and the Trustee, as further supplemented by a fifth supplemental indenture, dated as of April 16, 2004, among the Company, the additional Subsidiary Guarantor (as defined therein) party thereto and the Trustee and further supplemented by a sixth supplemental indenture dated October 31, 2005 (collectively, the “Indenture”) among the Company, the Guarantors and the Trustee. The Indenture contains covenants that, among other things, will limit the ability of the Company and the Guarantors to create certain liens; enter into certain sale and leaseback transactions; consolidate; merge or transfer all or substantially all of the Company’s assets and the assets of the Company’s subsidiaries on a consolidated basis and incur indebtedness of non-guarantor subsidiaries. The Indenture provides for customary events of default.

On October 31, 2005, the Company, Guarantors and the Initial Purchasers entered into a Registration Rights Agreement (the “Registration Rights Agreement”) providing the holders of the Notes certain rights relating to the registration of the Notes under the Securities Act. Pursuant to the Registration Rights Agreement, the Company agreed to conduct a registered exchange offer for the Notes or cause to become effective a shelf registration statement providing for the resale of the Notes. The Company is required to: (i) file a registration statement (“the Registration Statement”) within 90 days after October 31, 2005, intended to enable holders to exchange the Notes and Guarantees for publicly registered notes and guarantees; (ii) use reasonable best efforts to cause the Registration Statement to become effective within 150 days after October 31, 2005; (iii) use reasonable best efforts to consummate the exchange offer within 180 days after October 31, 2005; and (iv) file a shelf registration statement for the resale of the Notes and Guarantees if the Company cannot effect the exchange offer within the time periods referred to above under the circumstances specified in the Registration Rights Agreement.

The foregoing descriptions of the Purchase Agreement, Indenture and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the text of the applicable agreement, each of which is included as an exhibit to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.01. Significant Acquisitions or Dispositions

On November 1, 2005, the Company completed the acquisition (the “Acquisition”) of LabOne, Inc. (“LabOne”) through the merger of Fountain, Inc. (“Fountain”), a wholly owned subsidiary of the Company, with and into LabOne, with LabOne being the surviving entity in the merger (the “Merger”). As a result of the Merger, LabOne will be a wholly owned subsidiary of the Company. Upon consummation of the transaction, each share of LabOne’s outstanding common stock (other than shares held by LabOne or by any of its subsidiaries and shares owned by the Company or Fountain or any shares held by shareholders that properly demanded the payment of fair value of such shares under Missouri Law) was cancelled and converted into the right to receive $43.90 in cash, per share, without interest. The aggregate consideration paid in connection with the Acquisition was approximately $934 million, including approximately $132 million attributable to settlement of certain 3.50% Convertible Senior Debentures of LabOne. The Company and Fountain funded the transaction with proceeds from a $900 million offering of the Notes, as described in Item 1.01, and from the Company’s cash on hand.

The Company will file with the Securities and Exchange Commission the financial statements and pro forma financial information required to be filed pursuant to Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X under the Securities Act of 1933, as amended, within 71 days of the date this current report on Form 8-K was required to be filed.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

c.	Exhibits

4.1	Indenture dated as of June 27, 2001, among the Company, the Subsidiary Guarantors, and the Trustee (filed as an Exhibit to the Company's current report on Form 8-K (Date of Report: June 27, 2001) and incorporated herein by reference)

4.2

First Supplemental Indenture, dated as of June 27, 2001, among the Company, the Subsidiary Guarantors, and the Trustee to the Indenture referred to in Exhibit 4.1 (filed as an Exhibit to the Company's current report on Form 8-K (Date of Report: June 27, 2001) and incorporated herein by reference)

4.3

Second Supplemental Indenture, dated as of November 26, 2001, among the Company, the Subsidiary Guarantors, and the Trustee to the Indenture referred to in Exhibit 4.1 (filed as an Exhibit to the Company's current report on Form 8-K (Date of Report: November 26, 2001) and incorporated herein by reference)

4.4

Third Supplemental Indenture, dated as of April 4, 2002, among Quest Diagnostics, the Additional Subsidiary Guarantors, and the Trustee to the Indenture referred to in Exhibit 4.1 (filed as an Exhibit to the Company's current report on Form 8-K (Date of Report: April 1, 2002) and incorporated herein by reference)

4.5

Fourth Supplemental Indenture dated as of March 19, 2003, among Unilab Corporation (f/k/a Quest Diagnostics Newco Incorporated), Quest Diagnostics Incorporated, The Bank Of New York, and the Subsidiary Guarantors (filed as an Exhibit to the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2003 and incorporated herein by reference)

4.6

Fifth Supplemental Indenture dated as of April 16, 2004, among Unilab Acquisition Corporation (d/b/a FNA Clinics of America), Quest Diagnostics Incorporated, The Bank Of New York, and the Subsidiary Guarantors (filed as an Exhibit to the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2004 and incorporated herein by reference)

4.7	Sixth Supplemental Indenture, dated as of October 31, 2005, among the Company, the guarantors named therein and The Bank of New York, as trustee

4.8	Registration Rights Agreement, dated October 31, 2005, among the Company, the Subsidiary Guarantors named therein and the Initial Purchasers

4.9	Form of the Company’s 5.125% Senior Note due 2010, including the form of guarantee endorsed thereon (incorporated by reference to Exhibit A to Exhibit 4.7 hereof)

4.10	Form of the Company’s 5.45% Senior Note due 2015, including the form of guarantee endorsed thereon (incorporated by reference to Exhibit B to Exhibit 4.7 hereof)

10.1	Purchase Agreement, dated October 25, 2005 among the Company, the Guarantors named therein and the Initial Purchasers

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 31, 2005

QUEST DIAGNOSTICS INCORPORATED

By:	_/s/ Sirisha Gummaregula
Sirisha Gummaregula
Assistant General Counsel and
Corporate Secretary